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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the registration statements and related prospectuses listed below of Per-Se Technologies, Inc. of our reports dated February 4, 2002, with respect to the consolidated financial statements and schedule of Per-Se Technologies, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2001:

1.  Registration Statement Number 33-46847 on Form S-8
2.  Registration Statement Number 33-64952 on Form S-8
3.  Registration Statement Number 33-67752 on Form S-8
4.  Registration Statement Number 33-71556 on Form S-8
5.  Registration Statement Number 33-88442 on Form S-8
6.  Registration Statement Number 33-88444 on Form S-8
7.  Registration Statement Number 33-90874 on Form S-8
8.  Registration Statement Number 33-90876 on Form S-8
9.  Registration Statement Number 33-95742 on Form S-8
10. Registration Statement Number 33-95746 on Form S-8
11. Registration Statement Number 33-95748 on Form S-8
12. Registration Statement Number 333-03213 on Form S-8
13. Registration Statement Number 333-07201 on Form S-8
14. Registration Statement Number 333-07203 on Form S-8
15. Registration Statement Number 333-07627 on Form S-8
16. Registration Statement Number 333-26113 on Form S-8
17. Registration Statement Number 333-26289 on Form S-8
18. Registration Statement Number 333-26291 on Form S-8
19. Registration Statement Number 333-37150 on Form S-8
20. Registration Statement Number 333-37152 on Form S-8
21. Registration Statement Number 333-46489 on Form S-8
22. Registration Statement Number 333-60729 on Form S-8
23. Registration Statement Number 333-65016 on Form S-8
24. Registration Statement Number 333-78167 on Form S-8
25. Registration Statement Number 333-78775 on Form S-3
26. Registration Statement Number 333-94151 on Form S-3


                                /s/ Ernst & Young LLP

                                Atlanta, Georgia
                                March 26, 2002